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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 1, 2008

PAW SPA INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-147755
 (Commission File No.)

1921 Denver West Court
Suite 2022
Golden, Colorado 80401
(Address of principal executive offices and Zip Code)

(303) 278-0207
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)

On January 31, 2008, we received a correspondence from Williams & Webster, P.S., Certified Public Accountants stating that they were resigning as our principle independent accountants effective February 1, 2008.

Williams & Webster, P.S.’s report dated October 1, 2007 on our financial statements for the most recent fiscal years ended November 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the most recent years ended November 30, 2006 and 2005 and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Williams & Webster, P.S. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Williams & Webster, P.S., would have caused Williams & Webster, P.S. to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended November 30, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Williams & Webster, P.S. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Williams & Webster, P.S. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	16.1	Letter from Williams & Webster, P.S., Certified Public Accountants

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 4th day of February, 2008.

PAW SPA, INC.

BY:   EDD COCKERILL
         Edd Cockerill
         President, Principal Executive Officer, Treasurer,
         Principal Financial Officer, Principal Accounting
         Officer and member of the Board of Directors

EXHIBIT INDEX

Exhibits	Document Description

16.1	Letter from Williams & Webster, P.S., Certified Public Accountants